Exhibit 10.2

ASSIGNMENT OF DEBT AGREEMENT

THIS ASSIGNMENT OF DEBT AGREEMENT (this “Agreement”) dated this 7th day of March 2016.

Between:

GHS Investments, LLC, a Nevada limited liability company

(“ASSIGNEE")

AND:

JSJ Investments, Inc., a Texas corporation located at

6060 North Central Expressway, Suite 500,

Dallas, Texas 75206

("ASSIGNOR")

AND:

VAPE Holdings, Inc., located at

5304 Derry Ave.,
Unit C

Agoura Hills, CA 91301

("DEBTOR")

WHEREAS:

A. Debtor is currently indebted to Assignor for $119,806 pursuant to that certain $112,000 "12% Convertible Note" dated August 5, 2016, as amended ("Note");

B. Assignee wishes to purchase $119,806 worth of outstanding balance owing pursuant to the Note, Debtor consents to the transaction as contemplated herein, and Assignor wishes to assign and transfer unto Assignee $119,806 of convertible debt ("Assigned Debt") upon the terms and conditions contained in this Agreement and supporting documents (attached).

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises,

mutual promises, representations and warranties contained herein and for other good and valuable consideration, the receipt of which are acknowledged, and subject to the terms and conditions hereinafter set out, the parties agree as follows:

1. ASSIGNMENT OF THE DEBT

1.1 Upon Assignor’s receipt of the Purchase Price (defined below), Assignor grants, transfers and sets over unto Assignee its right, title and interest in and to the Assigned Debt, including, without limitation, all rights, benefits and advantages of Assignor to be derived herefrom and all burdens, obligations and liabilities to be derived thereunder, in consideration of the premises and the consideration set out in Section 1.2.

Assignment of Debt Agreement [Page 1 of 7]

1.2. Assignee is purchasing the $119,806 worth of convertible debt for $119,806 (the “Purchase Price”). The Purchase Price is payable by Assignee to Assignor via wire transfer of immediately available funds as follows: (a) $119,806 on or before March 14, 2016 (the “Closing Date”).

2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNOR

2.1 Assignor represents, warrants and covenants to Assignee that:

(a) the above premises are true and complete;

(b) Assignor is duly organized and validly existing under the laws of the jurisdiction of its formation, and has the requisite power and authority to enter into this Agreement and perform its obligations hereunder and each other document contemplated hereby to which Assignor is or will be a party and to consummate the transactions contemplated hereby and thereby;

(c) The execution, delivery and performance by Assignor of this Agreement and the transactions contemplated hereby (i) have been duly authorized by all necessary officers, managers or members of Assignor, (ii) do not contravene the terms of Assignor’s organizational documents, or any amendment thereof, (iii) do not materially violate, conflict with or result in any material breach or contravention of, or the creation of any lien under, any contractual obligation of Assignor or any requirement of law applicable to Assignor, and (iv) do not materially violate any orders of any governmental authority against, or binding upon, Assignor to the knowledge of Assignor;

(d) This Agreement has been duly executed and delivered by Assignor and constitutes the legal, valid and binding obligations of Assignor, enforceable against Assignor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity);

(e) Assignor is an “Accredited Investor” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect;

(f) There are no brokerage commissions, finder’s fees or similar fees or commissions payable by any party in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with Assignor or any action taken by Assignor;

(g) the full amount of the Assigned Debt is due and owing by Debtor to Assignor; and

(h) Assignor now has a lawful right, full power and absolute authority to assign its/an unencumbered right, title and interest in and to the Assigned Debt in the manner setout in Article 1 hereof, according to the true intent and meaning of this Agreement.

Assignment of Debt Agreement [Page 2 of 7]

2.2 The representations, warranties and covenants contained in Section 2.1 are provided for the exclusive benefit of Assignee, its affiliates and agents and a breach of any one or more thereof may be waived by Assignee in whole or in part at any time without prejudice to its rights in respect to any other breach of the same or any other representation or warranty or covenant. Any representations, warranties and covenants contained in Article 2 will survive the signing of this Agreement.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNEE

3.1 Assignee represents, warrants and covenants to Assignor that:

(a) The above premises are true and complete;

(b) Assignee is duly organized and validly existing under the laws of the jurisdiction of its formation, and has the requisite power and authority to enter into this Agreement and perform its obligations hereunder and each other document contemplated hereby to which Assignee is or will be a party and to consummate the transactions contemplated hereby and thereby;

(c) The execution, delivery and performance by Assignee of this Agreement and the transactions contemplated hereby (i) have been duly authorized by all necessary officers, managers or members of Assignee, (ii) do not contravene the terms of Assignee’s organizational documents, or any amendment thereof, (iii) do not materially violate, conflict with or result in any material breach or contravention of, or the creation of any lien under, any contractual obligation of Assignee or any requirement of law applicable to Assignee, and (iv) do not materially violate any orders of any governmental authority against, or binding upon, Assignee to the knowledge of Assignee;

(d) This Agreement has been duly executed and delivered by Assignee and constitutes the legal, valid and binding obligations of Assignee, enforceable against Assignee in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity);

(e) Assignee understands that the Assigned Debt will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) at the time of purchase and, therefore, cannot be resold unless it is registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Assignee is aware that Debtor is under no obligation to effect any such registration with respect to the Assigned Debt or to file for or comply with any exemption from registration. Assignee has not been formed solely for the purpose of making this investment . Assignee has such knowledge and experience in financial and business matters that Assignee is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time;

Assignment of Debt Agreement [Page 3 of 7]

(f) Assignee is an “Accredited Investor” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect;

(g) There are no brokerage commissions, finder’s fees or similar fees or commissions payable by any party in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with Assignee or any action taken by Assignee;

(h) Assignee has been furnished with, and has had access to, such information as it considers necessary or appropriate for deciding whether to enter into this Agreement Assignee has had the opportunity to consult with counsel of its choosing with respect to this Agreement and the Assigned Debt. No representations or warranties have been made to Assignee by Assignor, or any of its respective officers, employees, agents, sub-agents, affiliates or subsidiaries, other than the representations of Assignor contained in this Agreement and supporting documents.

(i) Assignee is aware that its purchase of the Assigned Debt pursuant to this Agreement is a speculative investment that is subject to the risk of complete loss.  Assignee is able, without impairing Assignee’s financial condition, to suffer a complete loss of such investment in Debtor.

(j) Assignee acknowledges and agrees that it shall be solely responsible to obtain any legal opinion necessary to clear shares of common stock issuable to Assignee upon any conversion of the Assigned Debt.

3.2 The representations, warranties and covenants contained in Section 3.1 are provided for the exclusive benefit of Assignor and a breach of any one or more thereof may be waived by Assignor in whole or in part at any time without prejudice to its rights in respect to any other breach of the same or any other representation or warranty or covenant.

4. CONSENT OF DEBTOR

4.1 Debtor, having received no additional consideration for this Assignment, agrees and consents to the assignment of Assignor's interests in the Assigned Debt to Assignee pursuant to the terms and conditions of this Agreement.

4.2 Debtor represents, warrants and covenants to Assignee that (a) the full amount of the Assigned Debt is due and owing at the time of this Agreement, and (b) the Assigned Debt has not been prepaid in full or in part.

4.3 Debtor agrees that Assignee is entitled to convert the debt and make demand for any and all documentation needed to assign, convert, sell and/or transfer the Assigned Debt.

4.4. Debtor agrees to take any action required to accommodate any of the rights assigned to Assignee in this Agreement.

Assignment of Debt Agreement [Page 4 of 7]

5. MISCELLANEOUS

5.1 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

5.2 No failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to a party hereto at law, in equity or otherwise. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by Assignor or Assignee from the terms of any provision of this Agreement, shall be effective (a) only if it is made or given in writing and signed by Assignor and Assignee, and (b) only in the specific instance and for the specific purpose for which made or given.

5.3 If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

5.4 This Agreement, together with all other documents contemplated hereunder, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement and all such other contemplated documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

5.5 Assignee acknowledges and agrees that neither Assignor nor any of its officers, directors, representatives or agents has made any representations or warranties to Assignee or any of its agents, representatives, officers, directors, managers, members or employees except as expressly set forth in this Agreement and supporting documents, and, in making its decision to enter into the transactions contemplated by this Agreement, Assignee is not relying on any representation, warranty, covenant or promise of Assignor or its officers, directors, agents or representatives other than as set forth in this Agreement and supporting documents.

5.6 All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by, and construed in accordance with, the laws of the State of Texas without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas. In furtherance of the foregoing, the internal law of the State of Texas shall control the interpretation and construction of this Agreement (and all exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

Assignment of Debt Agreement [Page 5 of 7]

5.7 Each party hereto submits to the exclusive jurisdiction of any state or federal court sitting in Texas in any proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the proceeding may be heard and determined in any such court and hereby expressly submits to the exclusive personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address as set forth herein, such service to become effective ten (10) days after such mailing.

5.8 If any action at law or in equity is brought by a party to enforce or interpret the terms of this Agreement or any other document contemplated hereby, the Prevailing Party (defined below) shall be entitled to reasonable attorneys’ fees, costs and disbursements, in addition to any other relief to which such party may be entitled. “Prevailing Party” shall mean the party in any litigation or enforcement action that prevails in the highest number of final rulings, counts or judgments adjudicated by a court of competent jurisdiction.

5.9 This Agreement is the mutual product of the parties hereto, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of each of the parties, and shall not be construed for or against any party hereto.

5.10 This Agreement may be terminated by Assignor, in its sole discretion upon written notice to Assignee, if Assignee fails to pay the Purchase Price to Assignor by the Closing Date, at the latest.

5.11 All notices to be given hereunder shall be in writing, to the Parties at the addresses set forth in this Agreement and shall be given or made by mailing the same by certified mail, return receipt requested or by other nationally recognized overnight courier utilizing a written receipt or other valid written proof of delivery, or by hand delivery utilizing a written receipt. Either Party may designate by notice, in writing, a new or other address to which such notice or demand shall thereafter be so given, made or mailed. All notices shall be effective when delivered by the post office or courier service.

SIGNATURE PAGE TO FOLLOW

Assignment of Debt Agreement [Page 6 of 7]

IN WITNESS WHEREOF this agreement was signed by the parties hereto as of the day and year first above written.

DEBTOR (VAPE Holdings, Inc.)

/s/ Justin Braune

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AUTHORIZED SIGNATORY – (Name and Title:_____Justin Braune, CEO______________)

ASSIGNOR (JSJ Investments, Inc.)

/s/ Sameer Hirji

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AUTHORIZED SIGNATORY – (Name and Title: ____Sameer Hirji, President______________)

ASSIGNEE (GHS Investments, LLC)

/s/ Mark Grober

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AUTHORIZED SIGNATORY– (Name and Title:____Mark Grober, Member_______________)

Assignment of Debt Agreement [Page 7 of 7]